ANCHOR
                                    GOLD AND
                                    CURRENCY
                                      TRUST



                                  ANNUAL REPORT
                                DECEMBER 31, 1999

                          ANCHOR GOLD & CURENCY TRUST

           Comparison of the Change in Value of a $10,000 Investment in the Anchor Gold & Currency Trust, Gold Bullion and the XAU Index






                               [GRAPHIC OMITTED]






===============================================================================
                          Anchor Gold & Currency Trust
                          Average Annual Total Return
-------------------------------------------------------------------------------



                    1 Year          5 Year         10 Year

                  (14.08)%         (7.56)%        (3.80)%


===============================================================================

                         ANCHOR GOLD AND CURRENCY TRUST

                CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999


Assets:

Investments at quoted market value (cost $227,137;
 see Schedule of Investments, Notes 1, 2, & 5).................    $   227,137
Cash  .........................................................         59,237
Dividends and interest receivable..............................          1,657
Other assets...................................................          1,809
                                                                   ------------
     Total assets..............................................        289,840
                                                                   ------------
Liabilities:
Accrued expenses and other liabilities (Note 3)................        113,552
                                                                   ------------
     Total liabilities.........................................        113,552
                                                                   ------------

Net Assets:
Capital stock (unlimited shares authorized at $1.00 par value,
 amount paid in on 48,912 shares outstanding) (Note 1).........      8,962,216
Accumulated undistributed net investment income (Note 1).......     (1,662,529)
Accumulated realized loss from security transactions,
 net (Note 1)..................................................     (7,123,398)
 Net unrealized depreciation in value of investments (Note 2)..              0
                                                                   ------------
     Net assets (equivalent to $3.60 per share, based on
      48,912 capital shares outstanding).......................    $   176,289
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


                                       3.

                         ANCHOR GOLD AND CURRENCY TRUST

                      CONSOLIDATED STATEMENT OF OPERATIONS
                               DECEMBER 31, 1999

Income:
 Interest......................................................    $   214,767
 Dividends.....................................................         18,730
                                                                   ------------
     Total income..............................................        233,497
                                                                   ------------
Expenses:
 Management fees (Note 3)......................................         78,637
 Legal fees....................................................         34,802
 Pricing and bookkeeping fees (Note 4).........................         21,722
 Transfer fees (Note 4)........................................         13,000
 Custodian fees................................................         12,587
 Audit and accounting fees.....................................          9,500
 Trustees fees and expenses....................................          2,500
 Reserve for liquidation (Note 4)..............................         88,450
 Other expenses................................................          5,042
                                                                   ------------
     Total expenses............................................        266,240
                                                                   ------------
Net investment loss............................................        (32,743)
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss on investments-net.............................     (4,868,527)
  Increase in net unrealized appreciation in investments.......      3,014,084
                                                                   ------------
     Net loss on investments...................................     (1,854,443)
                                                                   ------------
Net decrease in net assets resulting from operations...........    $(1,887,186)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


                                       4.

                         ANCHOR GOLD AND CURRENCY TRUST

                CONSOLIDATED STATEMENTS OF CHANGES IN NET ASETS


                                                 Year Ended        Year Ended
                                                 December 31,      December 31,
                                                    1999              1998
                                                 -------------------------------
From operations:
 Net investment (loss) income.................... $   (32,743)     $   159,000
 Realized loss on investments, net...............  (4,868,526)        (654,950)
 Increase (decrease) in net unrealized
  appreciation in investments....................    3,014,084         (85,345)
                                                  --------------  -------------
 Net decrease in net assets resulting
  from operations................................  (1,887,185)        (581,295)
                                                  --------------  -------------
Distributions to shareholders:
 From net investment income ($0.20 per share in
  1998).........................................       --             (586,664)
                                                 --------------  -------------
     Total distributions to shareholders.........      --             (586,664)
                                                  --------------  -------------
From capital share transactions:

                              Number of Shares
                               1999       1998
                            -----------------------
Proceeds from sale of
 shares..................     13,889       --          50,000         --
Shares issued to share-
 holders in distributions
 reinvested..............     --        132,619       --              555,675
Cost of shares redeemed..  (3,001,873)  (15,497)  (10,720,730)        (71,169)
                            ----------  ---------  -----------     ------------
(Decrease) increase in net
  assets resulting from
  capital
  share transactions......  (2,987,984)  117,122   (10,670,730)        484,506
                            =========== =========  -------------   -----------

Net decrease in net assets....................... (12,557,915)        (683,453)
Net assets:
  Beginning of period............................  12,734,204       13,417,657
                                                  --------------  -------------
  End of period (including undistributed
   net investment income of $(883,840)
      and $(851,097), respectively)..............  $  176,289     $ 12,734,204
                                                  ==============  =============

   The accompanying notes are an integral part of these financial statements.


                                       5.

                         ANCHOR GOLD AND CURRENCY TRUST

              CONSOLIDATED AND SELECTED PER SHARE DATA AND RATIOS
                (for a share outstanding throughout each period)


                                            Year Ended December 31,
                             1999        1998       1997       1996       1995
                          ------------------------------------------------------
Investment income........ $ 240.39      $(0.19)     $0.08      $0.03      $0.04
Expenses, net............   274.10       (0.09)      0.05       0.07       0.06
                          ------------------------------------------------------
Net investment (loss)
 income..................  (33.71)      (0.10)       0.03      (0.04)    (0.02)
Net realized and
 unrealized gain (loss)
 on investments..........   33.12       (0.11)     (1.68)      0.61       0.11
Distributions to
 shareholders:
  From net investment
   income................     --         (0.20)     (0.01)      --         --
  From net realized gain
   on investments........     --          --         --         --         --
                          ----------   ---------   --------  --------   --------
Net (decrease) increase
 in net asset value......    (0.59)      (0.41)     (1.66)      0.57       0.09
Net asset value:
 Beginning of period.....     4.19        4.60       6.26       5.69       5.60
                          ----------   ---------   --------  --------   --------
End of period...........    $3.60       $4.19      $4.60      $6.26      $5.69
                          ==========   =========   ========  ========   ========

Total Return.............   (14.08%)     (4.57%)   (26.36%)   (10.02%)    1.61%
Ratio of expenses to
 average net assets......     2.53%       1.27%      1.12%      1.10%     1.10%
Ratio of net investment
(loss)income to average
 net assets..............   (0.31)%      1.20%      0.78%     (0.60%)   (0.47%)
Portfolio turnover.......    1.07        0.53       0.24       0.18      0.17
Average commission rate      0.0254      0.0403     0.0454     0.0389    0.0441
paid.....................
Number of shares out-
 standing at end of period  48,912   3,036,896  2,919,774  3,688,612  3,688,612


   The accompanying notes are an integral part of these financial statements.


                                       6.

                            ANCHOR GOLD AND CURRENCY

                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                                      Value
  Quantity                                                           (Note 1)
  --------                                                           --------
UNITED STATES TREASURY BILLS - 128.84%
 $230,000  Treasury Bill, 5.21% yield, maturing 03/09/00 (at cost)..$  227,137
                                                                    -----------
          Total investments (cost $227,137)........................    227,137
                                                                    -----------
CASH & OTHER ASSETS, LESS LIABILITIES - (28.84)%...................    (50,848)
                                                                    -----------
           Total Net Assets.........................................$  176,289
                                                                    ===========








   The accompanying notes are an integral part of these financial statements.


                                       7.

                         ANCHOR GOLD AND CURRENCY TRUST

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


1. Significant accounting policies:
   On October 18, 1999, the shareholders of the Anchor Gold and Currency Trust (the "Trust") voted to convert the Trust from a closed-end investment company to an open-end investment company.

   Anchor Gold and Currency Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   A. Investment securities-- Security transactions are recorded on the date the investments are purchased or sold. Each day, at noon, securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale by noon, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Options are valued in the same manner. Foreign currencies and foreign denominated securities are translated at current market exchange rates as of noon. Gold bullion is valued each day at noon based on the New York spot gold price.

    Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.

   B. Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses increasing net investment loss, resulted in a net decrease in undistributed net investment income and a decrease in accumulated realized loss from security transactions. This reclassification had no affect on net assets.

   C. Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.


                                       8.

                         ANCHOR GOLD AND CURRENCY TRUST

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


                                   (Continued)

   D. Principles of Consolidation - The consolidated statements include the consolidated operations of Anchor Gold & Currency Limited of which the Trust
    owns  all  outstanding  shares.   Intercompany  receivables,   payables  and
    transactions have been eliminated.

   E. Foreign Currency-- Amounts denominated in or expected to settle in foreign currencies are translated into United States dollars at rates reported by a major Boston bank on the following basis:

     1. Market value of investment securities, other assets and liabilities at the 12:00 noon Eastern Time rate of exchange at the balance sheet date.

     2. Purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred).

    The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

2. Tax basis of investments:
   At December 31, 1999, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $0. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $0. At December 31, 1999, there was no net unrealized depreciation or appreciation in investments.

3. Investment advisory service agreements:
   The investment advisory contract with Anchor Investment Management Corporation (the "investment adviser") provides that the Trust will pay the adviser a fee for investment advice based on 3/4 of 1% per annum of average daily net assets. At December 31, 1999, investment advisory fees of $380 were due and were included in "Accrued expenses and other liabilities" in the accompanying Consolidated Statement of Assets and Liabilities. David Y.
   Williams, a Trustee of the Trust, is President and a Director of the Investment Adviser.



                                       9.

                         ANCHOR GOLD AND CURRENCY TRUST

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

                                   (Continued)

4. Certain transactions:

   The Trust has entered into an agreement with Cardinal Investment Services, Inc. for transfer agent and dividend disbursing agent services. Annual fees for these services are $13,000.

   Certain officers and trustees of the Trust are directors and/or officers of the investment adviser and distributor. Meeschaert & Co., Inc., the Trust's distributor, received $55,044 in brokerage commissions during the year ended December 31, 1999.
   Fees earned by Anchor Investment Management Corporation for expenses related to daily pricing of the Trust shares and for bookkeeping services for the year ended December 31, 1999 were $21,722.

   At a meeting of the Board of Trustees on December 3, 1999, the board approved in form a Plan of Liquidation and Dissolution of the Trust. In approving the Plan of Liquidation and Dissolution, the Board considered the impact of the withdrawal of the Trust's largest shareholder on the asset base of the Trust and the subsequent impact on the Trust's expense ratio. The Trustees approved and ratified the creation of a reserve fund in the amount of $88,450 for the purpose of satisfying any and all reasonable costs and expenses which may be incurred by the Trust in liquidating its assets.

5. Purchases and sales:

   Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 1999 were:

    Cost of securities acquired:
     U.S. Government and investments backed by
      such securities.........................    $     227,137
      Other investments.......................      157,006,087
                                                  -------------
                                                  $ 157,233,224
                                                  =============
    Proceeds from sales and maturities:
     U.S. Government and investments backed by
      such securities.........................    $        --
      Other investments.......................      167,623,889
                                                  -------------
                                                  $ 167,623,889
                                                  =============




                                       10.

                         ANCHOR GOLD AND CURRENCY TRUST

Independent Auditors' Report


To the Shareholders and Trustees of Anchor Gold & Currency Trust:


We have audited the accompanying statement of assets and liabilities of Anchor Gold & Currency Trust (a Massachusetts business trust), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Anchor Gold & Currency Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                    LIVINGSTON & HAYNES, P.C.



Wellesley, Massachusetts,
January 7, 2000


                                       11.

                         ANCHOR GOLD AND CURRENCY TRUST

                             OFFICERS AND TRUSTEES


ERNIE BUTLER                                          Trustee
President, I.E. Butler Securities

SPENCER H. LEMENAGER                                  Trustee
President, Equity Inc.

DAVID W.C. PUTNAM                                     Chairman
President, F.L. Putnam                                and Trustee
Investment Management Company

J. STEPHEN PUTNAM                                     Vice President and
President, Robert Thomas Securities                   Treasurer

DAVID Y. WILLIAMS                                     President, Secretary
President and Director, Meeschaert & Co., Inc.,       and Trustee
President and Director, Anchor Investment
Management Corporation



                                       12.

                         ANCHOR GOLD AND CURRENCY TRUST


                      INVESTMENT ADVISER AND ADMINISTRATOR
                    Anchor Investment Management Corporation
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                   DISTRIBUTOR
                             Meeschaert & Co., Inc.
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612

                                 TRANSFER AGENT
                       Cardinal Investment Services Inc.
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                    CUSTODIAN
                         Investors Bank & Trust Company
               200 Clarendon Street, Boston, Massachusetts 02116

                          INDEPENDENT PUBLIC ACCOUNTANT
                           Livingston & Haynes, P.C.
                  40 Grove St., Wellesley, Massachusetts 02482

                                  LEGAL COUNSEL
                             Thorp Reed & Armstrong
             One Riverfront Center, Pittsburgh, Pennsylvania 15222








This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.



                                       13.